INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Schedule Of Income Taxes Reconciliation [Line Items]
INCOME TAXES
NOTE 8 – INCOME TAXES
The Company recorded income tax expense on the unaudited condensed consolidated statements of income and comprehensive income of $1.4 million and $1.8 million for the three months ended June 30, 2023 and 2022. The Company recorded income tax expense on the unaudited condensed consolidated statements of income and comprehensive income of $3.1 million and $2.2 million for the six months ended June 30, 2023 and 2022, respectively.
The Company calculates its tax provision using the discreet quarter methodology. The Company’s effective tax rate for the three months ended June 30, 2023 and 2022 were provisions of 59.5% and 23.2%, respectively.The Company’s effective tax rate for the six months ended June 30, 2023 and 2022 were provisions of 31.8% and 23.4%, respectively. Such rates differed from the Federal Statutory rate of 21.0% primarily due to the state taxes, foreign income taxes on the Company’s international operations and state income taxes, and permanent differences.
The Company records deferred tax assets and liabilities for the future tax benefit or expense that will result from differences between the carrying value of its assets for income tax purposes and for financial reporting purposes, as well as for operating loss and tax credit carryovers. A valuation allowance is recorded to bring the net deferred tax assets to a level that is more likely than not to be realized in the foreseeable future. This level will be estimated based on a number of factors, especially the amount of net deferred tax assets of the Company that are actually expected to be realized, for tax purposes, in the foreseeable future. There was no change to the valuation allowance during the three and six months ended June 30, 2023 and 2022.

NOTE 8 — INCOME TAXES
For the years ended December 31, 2022, and 2021, income from continuing operations before taxes consisted of amounts related to U.S. operations and income associated with the Company’s foreign operations predominantly in Canada. The geographical breakdown of the Company’s income before expense from income taxes was as follows (in thousands):

	Year Ended December 31,
	2022	2021
Domestic	$19,093	$1,790
International	5,683	102

Profits before benefit from income taxes	$24,777	$1,892

Income tax expense attributable to income from continuing operations consists of (in thousands):

	Year Ended December 31,
	2022	2021
Current provisions for income taxes:
Federal	$702	$302
Foreign	1,444	489
State	472	53

Total current	2,618	844
Deferred tax expense (benefit):
Federal	574	(642)
Foreign	488	(149)
State	18	(262)

Total deferred expense (benefit)	1,080	(1,053)

Total provision for (benefit from) income taxes	$3,697	$(209)

Tax rate reconciliation
The following table presents a reconciliation of the federal statutory rate to the Company’s effective tax rate:

	Year Ended December 31,
	2022	2021
U.S. federal tax benefit at statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	2.1%	(3.7)%
PPP loan forgiveness	0.0%	(95.2)%
Permanent differences	2.0%	1.7%
Foreign rate differential	0.5%	0.3%
Valuation allowance	(2.1)%	(3.5)%
Other	(9.0)%	68.4%

Effective tax rate	14.5%	(11.0)%

The effective tax rate impact of the other category for the year ended December 31, 2022, is primarily made up of tax basis balance sheet adjustments resulting in a decrease of 10.6% or $2.6 million. The effective tax rate impact of the other category for the year ended December 31, 2021 is primarily made up of the impact of changes in foreign and state tax rates of 12.1% or $0.2 million, return to provision adjustments of 24.7% or $0.5 million and tax basis balance sheet adjustments of 31.6% or $0.6 million.
Significant components of deferred taxes
The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2022 and 2021 are presented below (in thousands):

	Year Ended December 31,
	2022	2021
Deferred tax assets
Net operating loss carryforward	$3,378	$5,594
Allowance for doubtful accounts	323	287
Share-based compensation	941	952
Bonus accrual	599	175
Inventory	53	373
Intangible assets	1,152	1,316
Federal credits	—	27
Other	140	3

Gross deferred tax assets	6,587	8,727
Valuation allowance	—	(526)

Net deferred tax assets	6,587	8,201
Deferred tax liabilities
Depreciation on property, plant and equipment	(8,958)	(10,383)
Other	(814)	78

Net deferred tax liabilities	(9,771)	(10,305)

Net deferred tax assets (liabilities)	$(3,185)	$(2,104)

At December 31, 2022 and 2021, the Company had federal net operating loss carryforwards of approximately $15.1 million and $25.4 million, respectively, and state and local net operating loss carryforwards of approximately $9.8 million and $10.6 million as of December 31, 2022 and 2021, respectively, which expire at various dates.
The utilization of the Company’s net operating losses may be subject to a limitation due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code and similar state and foreign provisions. Such limitations may result in the expiration of the net operating loss carryforwards before their utilization.
The Company is subject to income taxes in the U.S. federal jurisdiction, various state jurisdictions as well as Canada. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years remain open for examination by all tax authorities since inception and carryover attributes remain open to adjustment by the U.S. and state authorities.
In evaluating the need for a valuation allowance, we have assessed all available evidence, both positive and negative, on a more likely than not threshold. We note that the Company is in a 3-year cumulative income position of $3.1 million, representing positive evidence against the need to apply a full valuation allowance against its existing deferred tax assets. We also analyzed the four sources of taxable income in accordance with ASC 740-10-30-18, taking into consideration a schedule of existing deferred tax assets and liabilities and their future reversals. Based on a scheduling period of ten years, all deferred tax assets are expected to turn against the deferred tax liabilities, eliminating the need for a valuation allowance. Accordingly, as of December 31, 2022, we have determined no valuation allowance is required.